Exhibit 99.1

NASDAQ: KPTI

Corporate Presentation

August 2015

Targeting Disease at the Nuclear Pore

Forward-looking Statements

This presentation contains forward-looking statements within the meaning of the “safe harbor” provisions of The Private Securities Litigation

Reform Act of 1995.

Such forward-looking statements include those regarding the therapeutic potential of and potential clinical development plans and commercialization for Karyopharm’s lead drug candidate, selinexor (KPT-330), including the timing of initiation of certain trials and of the reporting of data from such trials, as well as assumptions of management and financial expectations and projections.

Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results to differ materially from the company’s current expectations. For example, there can be no guarantee that Selinexor or any other drug candidate Karyopharm is developing will successfully complete necessary preclinical and clinical development phases or that development of any of Karyopharm’s drug candidates will continue. Further, there can be no guarantee that any positive developments in Karyopharm’s drug candidate portfolio will result in stock price appreciation. In addition, even if Karyopharm receives marketing approval for selinexor or another drug candidate, there can be no assurance that Karyopharm will be able to successfully commercialize that drug candidate. Management’s expectations and, therefore, any forward-looking statements in this presentation could also be affected by risks and uncertainties relating to a number of other factors, many of which are beyond Karyopharm’s control, including the following: Karyopharm’s results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; the content and timing of decisions made by the U.S. Food and Drug Administration and other regulatory authorities, investigational review boards at clinical trial sites and publication review bodies; Karyopharm’s ability to obtain and maintain requisite regulatory approvals and to enroll patients in its clinical trials; unplanned cash requirements and expenditures; development of drug candidates by Karyopharm’s competitors for diseases for which Karyopharm is currently developing its drug candidates; and Karyopharm’s ability to obtain, maintain and enforce patent and other intellectual property protection for any drug candidates it is developing.

These and other risks, including those which may impact management’s expectations, are described in greater detail under the heading “Risk

Factors” in Karyopharm’s Annual Report on Form 10-Q for the quarter ended June 30, 2015, which is on file with the Securities and Exchange Commission, and in subsequent filings filed by Karyopharm with the Securities and Exchange Commission.

Any forward-looking statements contained in this presentation are for informational purposes only and speak only as of the date hereof. Other than as is required by law, Karyopharm expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Karyopharm’s website is http://www.karyopharm.com. Karyopharm regularly uses its website to post information regarding its business, drug development programs and governance. Karyopharm encourages investors to use www.karyopharm.com, particularly the information in the section entitled “Investors,” as a source of information about Karyopharm. References to www.karyopharm.com in this presentation are not intended to, nor shall they be deemed to, incorporate information on www.karyopharm.com into this presentation by reference.

Unless otherwise noted, this presentation contains data that are interim and unaudited based on site reports.

2

Karyopharm: At the Nucleus of Cancer Care

Karyopharm’s wholly owned, lead SINE™ compound selinexor offers an entirely new approach to cancer therapy that restores the ability of a cell to detect cancerous changes and commit suicide

Novel mechanism First in class Oral, small molecule Fully Owned

Tumor Suppressor Protein (TSP) activation and oncoprotein reduction

Potentially relevant to any type of cancer

4	ongoing later stage Heme trials
3	ongoing Ph 2 Solid Tumor trials

>40 combination studies ongoing or planned

Prepare to commercialize selinexor in NA and Western EU

Seek collaborators for other geographies

Selinexor

New Drug Class in Oncology

Clinical Development Strategy

Commercial Strategy

Initial focus on the regulatory approval and commercialization of oral selinexor as a single-agent, while developing SINE™ compounds as novel approaches to treat a variety of diseases in areas of unmet medical need

3

Selinexor: SINE™ Compound with Broad Clinical Development Strategy

DRUG CANDIDATE AREA OF THERAPY PRECLINICAL PHASE 1 & PHASE 2 PHASE 2 or 3

Oral Selinexor (KPT-330)

Hematological Malignancies

Solid Tumors

AML (SOPRA)

Richter’s (SIRRT)

DLBCL (SADAL)

Multiple Myeloma (STORM)

Multiple Myeloma (STOMP)

Sel+Pom+Dex; Sel+Bort+Dex; Sel+Len+Dex

DLBCL

Sel+Rituximab + backbone therapies

Various Hematological Malignancies

Combination Regimens

Gynecologic Malignancies (SIGN) Glioblastoma (KING) Prostate (SHIP)

Liposarcoma

Ovarian or Endometrial

Selinexor + Paclitaxel + Carboplatin

Various Solid Tumors

Standard Chemotherapy Regimens

= Initiated

Company Sponsored

Investigator Sponsored

4

Selinexor: Novel Anti-Cancer Agent: Restores Tumor Suppressors & Reduces Oncoproteins

Cell Membrane

Tumor Suppressors

CYTOPLASM

Nuclear Envelope

Nuclear Pore Complex

XPO-1

Tumor Suppressors

p53

Par-4

PP2A pRB

p21

IkB

BRCA1

p27

elF4E

(myc,bcl2)

Tumor Suppressors

5

Selinexor Blocks XPO1 – Forcing Nuclear Localization of Tumor Suppressor Proteins

6

Initial Focus for Single-Agent Approval of Selinexor in:

DLBCL

Acute Myeloid Leukemia

Multiple Myeloma

Richter’s Transformation

7 ©2015 – Karyopharm Therapeutics Inc.

Selinexor’s Broad and Durable Oral Single-Agent Anti-Tumor Activity

Selinexor 1,000+ up to 80% >6 month up to 50%

Broad and durable single-agent anti-tumor activity in a pill Patients treated to date with single agent or in combination Disease control across hematologic malignancies Durability – some patients on >1 year (longest 2+ years)

Disease control rates in patients with advanced solid tumors

8

Selinexor: First Potential Approvals

Key Milestones for First Potential Approvals:

AML DLBCL

Richter’s

MM

Top Line Data Q4 2016

NDA Filing H1 2017

Top Line Data Mid-2017

NDA Filing H1 2018

US Patient Populations by Indication:

AML 19,000 DLBCL 25,000

Richter’s 1,200

MM 24,000

Citations: ACS and Leukemia and Lymphoma Society, Pasqualucci et al, 2013;

ACS, Tsimberidou et al, MDACC; Globocan 2012, IARC; ACS 9

Diffuse Large B-Cell Lymphoma: The Opportunity

Aggressive form of Non-Hodgkin’s Lymphoma (NHL)

Incidence: 25,000 new cases annually in the US

~40% of incident patients will succumb to their disease

~10,000 deaths per year in USA (~22,500 worldwide)

Greatest unmet need currently in GCB and Double-Hit Subtypes of DLBCL

Selinexor has shown durable single-agent activity across all forms of DLBCL

Citations: ACS and Leukemia and Lymphoma Society, Pasqualucci et al, 2013

NHL: Phase 1 Data Recently Highlighted at ASH Meeting

Fifty-two patients, heavily pretreated (median 4 therapies) with disease progression

Anti-tumor activity across all NHL types

Durable cancer control and median DOR ~7 months (some pts on >1 year)

Overall response rate (≥PR): 37% (10% CR, 27% PR)

Disease control rate (≥SD): 73%

NHL RESPONSE RATES

Type N DCR (%) ORR (%) CR (%) PR (%) SD (%) PD (%)

DLBCL 32 21 (66%) 11 (34%) 4 (13%) 7 (22%) 10 (31%) 11 (34%) Richter’s 4 4 (100%) 2 (50%)—2 (50%) 2 (50%)—Other NHL 16 13 (81%) 6 (38%) 1 (6%) 5 (31%) 7 (44%) 3 (19%)

RESPONSES IN IDENTIFIED SUBTYPES

Type N DCR (%) ORR (%) CR (%) PR (%) SD (%) PD (%)

GCB 11 9 (82%) 4 (36%) 1 (9%) 3 (27%) 5 (45%) 2 (18%) Non GCB 5 4 (80%) 2 (40%) 1 (20%) 1 (20%) 2 (40%) 1 (20%)

PATIENTS WITH “DOUBLE HIT” DLBCL

Patient ID Best Response % Reduction in Lymph Nodes Days on Study Prior Therapies

046 CR 73% (PET Negative) 429+ CHOP-R, RICE 058 PD — 57 CHOP-R, RICE

072 PR -65% 214 R-CHOP, Benda, RICE, DHAP-R, BEAM 086 SD -45% 104 CHOP-R, GDP, Ibrutinib+Lenalidomide

Data as of December 1, 2014

Presented at ASH 2014

SADAL: Randomized Phase 2b trial in DLBCL

- **SADAL: Selinexor Against Diffuse Aggressive Lymphoma**
- Ongoing Randomized Trial for Accelerated Approval
  - Relapsed / Refractory ≥3rd line
  - Twice-weekly randomized single-agent selinexor 1:1: selinexor 60 mg vs. selinexor 100 mg
  - ≥50% of patients with GCB-DLBCL
  - Targeting ~200 patients
  - Primary Endpoint: Overall Response Rate
  - Data read out anticipated in Q4 2016
- Preparations for Phase 3 Study
  - Selinexor-Rituximab + Chemo vs. Rituximab + Chemo Alone
  - Combinations for 3rd, 2nd and 1st Line Phase 1/2 Studies to Initiate 2015
  - Phase 3s planned for 2016

Karyopharm Therapeutics | 12

Potential Selinexor NHL Development

2014 H1	2014 H2	2015 H1	2015 H2	2016 H1	2016 H2	2017 H1	2017 H2

- **Ph 1** Sel + Ritux in NHL (2014 H1 – 2014 H2)
- **Ph 2** Selinexor in PTCL and CTCL (2015 H1 – 2016 H2)
- **SADAL: Ph 2b Selinexor in DLBCL** (high vs. low Sel dose) (2015 H1 – 2016 H2)
- **Ph 2 Selinexor in Richter's transformation (single arm)** (2014 H2 – 2016 H2)
- **Ph 1/2 ($2^{nd}/3^{rd}$ Line)** Sel + Ritux + X in NHL (2015 – 2016 H2)
- * **Ph 1/2** Sel + Ibrut in NHL + CLL (2015 H2 – 2016 H2)
- * **Ph 1/2 (2nd Line)** Sel + R-ICE in DLBCL (2015 H2 – 2017 H2)
- * **Ph 1/2 ($1^{st}/2^{nd}$ Line)** Sel + CHOP-R in NHL (2016 H2 – 2017 H2)
- **Phase 3 Studies:** Randomized Studies with Selinexor-Rituximab in Combination (2017)

Slide Key

*	Investigator Sponsored
CHOP-R	Cyclophosphamide, Doxorubicin Hydrochloride (Hydroxydaunomycin), Vincristine Sulfate (Oncovin), Predisone, Rituxan
Dex	dexamethasone
Ibrut	IMBRUVICA® (ibrutinib)
Ritux	Rituxan®(rituximab)
R-ICE	Rituxan, fosfamide, carboplatin, etoposide

Karyopharm Therapeutics | 13

Multiple Myeloma: The Opportunity

Multiple Myeloma represents a significant patient population for selinexor

Second most commonly diagnosed blood cancer, after NHL

114,000 new cases worldwide each year

In the US, a prevalence of approximately 83,000, with 24,050 new cases and 11,090 deaths in 2014

Initial focus on patients with recurrent disease following multiple lines of therapy

Unmet need for patients with recurrent or refractory MM for patients after proteasome inhibitors and immunomodulatory drugs (IMIDs)

Citations: ACS Facts and Figures 2014; GLOBOCAN 2012, IARC, http:///seer.cancer.gov/

STORM: Phase 2 Clinical Trial in R/R x 4 MM

STORM: Selinexor Treatment of Refractory Myeloma

Planned Single Arm Trial for Relapsed/Refractory after ≥ 4 approved agents

Quadruple refractory: REVLIMID®, POMALYST®, KYPROLIS® and VELCADE®

Initiated May 2015, ~80 patients

Primary Endpoint: Overall Response Rate

Interim data anticipated mid-2016; Study may be expanded to >200 patients for potential accelerated approval

Clinical Results to date

Phase 1/2 combination study: 10 patients w/ RR-MM on selinexor + low dose dexamethasone (dex)

- High ORR and durable responses

Phase 1 Selinexor + Carfilzomib + dex Combination Study

- Early signs of promising efficacy: 2PR and 1VGPR

Preparation for Phase 3 Studies

Selinexor-dex + PI vs. PI-dex and/or Selinexor-IMID-dex vs. IMID-dex

Additional Phase 1/2s to begin 2015

Multiple Myeloma: Phase 1 Data

Selinexor + Dexamethasone

Phase 1/2 combination study with ten evaluable patients treated with selinexor (45 mg/m2) + low dose dexamethasone (20 mg)

Heavily pretreated with a median of 7 prior therapies

In ten patients: 6 responses (5 PR, 1 CR), 2 MR, 1 PD, 1 not evaluable, Median DOR ~ 7 months

Group A Patients with ReI/Ref MM Treated with Twice Weekly

(As of 1D-M ay-2015) 2

Oral Combination—Selinexor 45 mg/m + Dexamethasone 20 mg

Patient MM Maximal Response # Prior Prior Therapies Study ID Type 0. Tx Days

76 IgG-K -71% PR 7 Dox-Vine-Dex, Thal-Dex, Carfil-Dex, VRD, Cyclo-Pred-BCNU, Sel, Doxil-Carfil-Dex 391 FLC-A len-Dex, Cyclo-Etop-Cis-Mel-Dex-ASCT, VRD, CartH-Cycio-Dex, Carfil-Cyclo-Dex-len,

77 — NE 8 Carm-Thal-Cis-Etop-Cyta-Vel-Mel, Cyclo-CartiMultiple Myeloma: Phase 1 Datal-Pom-Dex, Vor-len-Dex 15

79 FLC-K -53% PR 3 Thal-Pred-Dex-ASCT, Cyclo-Vel-Dex, len-Dex 52

81 FLC-K -99% sCR 6 VAD-ASCT, Cyclo-Pred-ASCT, Rev-Dex, Cycio-BorD (xz), Pom-Carfil-Dex 280

84 IgG-K -84% PR 9 Vel-Dex, ASCT, len-Dex, Vel-Dex, Vel, Carfil , Pom-Dex, Carfil, DT-PACE-Thal 170

90 IgG-K 41% PD 5 Cyclo-Vel-len-Dex (x2), Carfil-Mel-ASCT, Cyclo-Vel-Dex, Pom-Carfil-Dex 31

92 IgA-K -55% PR 9 Vel-Dex, VRD, ASCT, len-Dex, Reolysin, TG02, Cart il-Dex, Carfil-Cyclo-Dex, Carfil-Pom-Dex 121

93 IgG-K -41% MR 9 VAD, VTD+ASCT, Vel-len-Dex, Experim, Carfil-Panob, len-Elotu-Dex, Experim, Pom-Dex, Benda-Pom-Dex 114 IgG-A len-Dex, ASCT (x2), Vel-len-Dex, Vid-len, Benda-Vel-Dex, VAD, Ritux , Vel-Thai, Carfil-Dex, Carfil-Dex-Cis-

98 -48% MR 16 Adria, len-Ritux-Inter, Carfil-Pom, Vel-Thal-Dex-Adria-Cis-ATRA-Arsenie Trioxide, len-Dex, TG02-Carfil 79

99 IgA-K -82% PR 6 Sal, Thal-Dex, len-Dex, Vel-Dex, ASCT, Ibrut-Dex 285

Promising Potential in Patients with Carfilzomib-Refractory MM

SELINEXOR + CARFILZOMIB

IN PATIENTS WITH CARFILZOMIB-REFRACTORY MM

(Selinexor 30 mg/m2 + Carfilzomib (20/27 mg/m2)

Days

Patient Age Best Response # Prior Tx on Tx

59 113+ VGPR 4

73 85+ PR 2

64 71+ PR 5

Data as of November 1, 2014 Presented at ASH 2014

Potential Selinexor MM Development


2014
H2
2015
H1
H2
2016
H1
H2
2017
H1
H2
2018
H1
Ph 1
Selinexor + Dex
STORM: Ph 2 Selinexor + Low Dose Dex
(80 patients initially; potential upsize)
Prep/Submit
NDA/EMA
*
Ph 1/2
Selinexor + Carfil + Dex
Ph 1/2
Selinexor + Pom + Dex
Selinexor + Bortez + Dex
Selinexor + Len + Dex
Ph 3: Selinexor + PI (Carfil / Bortez / Len) + Dex
vs. PI + Dex
AND/OR
Ph 3: Selinexor + Pom + Dex
vs. Pom + Dex
*
Ph 1/2
Selinexor + PLD
*
Ph 1/2: Pre-Transplant
Selinexor + Bortez + Dex

Slide Key

*	Investigator Sponsored
Bortez	bortezomib (Velcade®)
Carfil	carfilzomib (Kyprolis®)
Dex	dexamethasone
PI	proteasome inhibitor
PLD	pegylated liposomal doxorubicin
Pom	pomalidomide
Rev	Revlimid®(lenalidomide)

Karyopharm Therapeutics 18

Acute Myeloid Leukemia: The Opportunity

Significant opportunity exists for selinexor in AML as few treatment options exist for patients

Approximately 18,860 new diagnoses of AML and approximately 7,330 deaths per year in the US

The average age of a patient with AML is 66

Older patients with relapsed AML have limited treatment options with poorer outcomes than younger patients due to comorbidities and increased resistance to chemotherapy

Median Survival of older patients unfit for chemotherapy is ~9 months

Approval Plans

SOPRA: Older patients with AML after 1 line of therapy; topline survival data end of 2016

Combination studies ongoing to inform use in first line therapy for older patients

Additional opportunities for younger patients with “high risk” AML in front line

About 20% of patients at first diagnosis

All patients with relapse after initial chemotherapy

Pediatric patients with relapsed disease (>50% of pediatric AML)

Citations: ACS Facts and Figures 2014

SOPRA: Randomized Phase 2 Trial in 2nd Line AML

SOPRA: Selinexor in Older Patients with Relapsed/Refractory AML

Ongoing Randomized Study in AML in pts > 60 years old – after first relapse

Primary Endpoint: Overall Survival

Randomized 2:1 – single-agent selinexor (60mg fixed dose) vs. “Physician’s Choice” (hypomethylating agents or LDAC or Supportive Care only)

Dose adjusted in July 2015; ~170 patients

Interim analysis in mid-2016; Full top-line data read out anticipated Q4 2016

Phase 1 Clinical Results:

Based on 63 total patients, 47 evaluable for response at 4 weeks (median 3+ prior therapies)

Seven CR/CR(i/p) (11%)

One PR and two Morphological Leukemia Free (MF) (5%)

Overall response rate: 16% (10/63)

21 stable disease patients (33%)

49% (31 of 63) disease control rate (CR/CR(i/p), PR, MF & SD)

Potential Selinexor AML Development

2014 2015 2016 2017 H1 H2 H1 H2 H1 H2 H1 H2

Ph 1 Sel in R/R AML

SOPRA: Ph 2b Selinexor vs. Physician’s Choice (2:1) Prep/Submit 170 pts; OS Endpoint NDA/EMA

Front Line (Older): Selinexor + LDAC Launch

*

Pick the Winner (L1 Study); Interim 2015-6 Data

*	Phase 3 : Randomized Studies with Selinexor + Decitabine (OSU) Selinexor in Combination
*	Induction: Dauno/AraC + Sel
*	Induction: Ida/AraC + Sel
*	Relapse: MEC + Sel
*	Relapse: CLAG + Sel

Slide Key

*	Investigator Sponsored Ida idarubicin LDAC Low Dose AraC AraC Arabinoside Cytosine Dauno Daunorubicin

MEC Mitoxantrone + Etoposide + AraC CLAG Clofarabine + AraC + G-CSF

Pediatric Acute Leukemias

*

Front Line Induction

High Risk AML: Dauno/AraC + Sel

Selinexor in Solid Tumors & Combination Studies

22 ©2015 – Karyopharm Therapeutics Inc.

ASCO Summary & Conclusions – KING & SIGN & Sarcoma

Selinexor shows anti-tumor activity with 13% ORR and 38% DCR in patients with GBM that progressed after temozolomide and radiation

Selinexor levels in brain tumor tissue 2 hours after dosing were at or higher than those with known anti-cancer activity

Selinexor showed broad anti-tumor activity across all three heavily pretreated gynecological cancer populations:

Selinexor induced meaningful single-agent anti-cancer activity in patients with ovarian and endometrial cancers with disease control rates (PR+ 12 week SD) of 55% and 62% respectively and several patients remaining on study for 6 to >11 months.

Single agent oral selinexor demonstrated durable stable disease in liposarcoma, leiomyosarcoma and other sarcomas

In patients with previously treated liposarcoma, PFS on selinexor was longer than the patient’s most recent anti-cancer regimen

Post-treatment biopsies demonstrated pharmacological activity based upon decreased tumor cell number, proliferative rate and increased stromal tissue

©2015 – Karyopharm Therapeutics, Inc.

ISTs Using Selinexor: Planned or Ongoing in Combination With Other Therapies

Hematological Malignancies

Selinexor + Carfilzomib + Dexamethasone in patients with R/R MM

Selinexor + Fludarabine + Cytarabine in pediatric patients with relapsed or refractory leukemia or myelodysplastic syndrome

Selinexor + Bortezomib + Dexamethasone in patients with progressive of refractory MM

Selinexor + Ibrutinib in patients with R/R CLL and NHL

Selinexor + Decitabine in patients with AML

Solid Tumors

Selinexor + Paclitaxel + Carboplatin in patients with advanced ovarian or endometrial malignancies

Selinexor + Gemcitabine + Abraxane in patients with advanced pancreatic cancer

Selinexor + FOLFOX in patients with metastatic colorectal cancer

Selinexor + Irinotecan in patients with adenocarcinoma of the stomach and distal esophagus

Selinexor + Docetaxel in patients with relapsed squamous cell lung cancer

Financial and Commercial Overview

25 ©2015 – Karyopharm Therapeutics Inc.

Financial Overview

Cash, Cash Equivalents & Investments:

~$255.9 MM at June 30, 2015

Expected to fund the Company into 2018

Shares Outstanding at June 30, 2015

Basic: ~35.7 MM as of June 30, 2015

Fully diluted: ~40.0 MM as of June 30, 2015

Selinexor: SINE™ Compound with Broad Clinical Development Strategy

DRUG CANDIDATE AREA OF THERAPY PRECLINICAL PHASE 1 & PHASE 2 PHASE 2 or 3

Oral Selinexor (KPT-330)

Hematological Malignancies

Solid Tumors

AML (SOPRA)

Richter’s (SIRRT)

DLBCL (SADAL)

Multiple Myeloma (STORM)

Multiple Myeloma (STOMP)

Sel+Pom+Dex; Sel+Bort+Dex; Sel+Len+Dex

DLBCL

Sel+Rituximab + backbone therapies

Various Hematological Malignancies

Combination Regimens

Gynecologic Malignancies (SIGN) Glioblastoma (KING) Prostate (SHIP)

Liposarcoma

Ovarian or Endometrial

Selinexor + Paclitaxel + Carboplatin

Various Solid Tumors

Standard Chemotherapy Regimens

= Initiated

Company Sponsored

Investigator Sponsored

Karyopharm’s Broad Therapeutic Pipeline

SINE™

COMPOUNDS

DRUG CANDIDATES AREA OF THERAPY PRECLINICAL PHASE 1 & PHASE 2 REGISTRATION DIRECTED*

Topical Selinexor (KPT-330) Wound Healing Diabetic Foot Ulcers

Hematological Malignancies Canine Lymphoma – NADA Submission in Progress (MUMS designation received)

Oral Verdinexor (KPT-335)

Antiviral Influenza

Inflammation & Autoimmune / TBI

Oral KPT-350 = Initiated

Autoimmune

PAK4 Inhibitors Oncology Various

*Designed to serve as the basis for an application seeking regulatory approval for the applicable drug candidate in the specified indication

Karyopharm: At the Nucleus of Cancer Care

Selinexor is a novel, oral selective inhibitor of XPO1-mediated nuclear export with broad single-agent anti-cancer activity

Karyopharm wholly owns the worldwide rights to selinexor with patent protection through at least 2032

Three ongoing later phase studies (SOPRA, SADAL and SIRRT) are expected to have topline data by the end of 2016

Two ongoing later phase studies (SOPRA and STORM) are expected to have interim analyses in mid-2016

Multiple combination studies are ongoing or planned to incorporate selinexor into treatment regimens across many cancer types